INCOME TAXES:	12 Months Ended
Oct. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

13. INCOME TAXES:

The income tax provision (benefit) consists of the following:

	October 31, 2012	October 31, 2011
Federal
Current	$—	$—
Deferred	(9,974,596)	(1,292,094)
State and Local
Current	(346,787)	(379,472)
Deferred	(1,826,038)	(81,597)
Change in valuation allowance	11,800,634	1,373,691
Income tax provision (benefit)	$(346,787)	$(379,472)
The Company has U.S. federal net operating loss carryovers (NOLs) of approximately $55,127,000 and $32,485,000 at October 31, 2012 and 2011, respectively, available to offset taxable income through 2032. If not used, these NOLs may be subject to limitation under Internal Revenue Code Section 382 should there be a greater than 50% ownership change as determined under the regulations. The Company also has New Jersey State Net Operating Loss carry overs of $26,880,000 and $12,593,000, as of October 31, 2012 and October 31, 2011, respectively, available to offset future taxable income through 2032.
The Company’s deferred tax assets (liabilities) consisted of the effects of temporary differences attributable to the following:

	Years Ended
	October 31, 2012	October 31, 2011
Deferred Tax Assets
Net operating loss carryovers	$21,162,237	$12,994,244
Stock-based compensation	1,907,607	1,474,016
Other deferred tax assets	957,982	48,470
Total deferred tax assets	$24,027,826	$14,516,730
Valuation allowance	(22,414,639)	(10,614,005)
Deferred tax asset, net of valuation allowance	$1,613,187	$3,902,725
Deferred Tax Liabilities
Valuation of warrants	—	(3,241,085)
Other deferred tax liabilities	(1,613,187)	(661,640)
Total deferred tax liabilities	$(1,613,187)	$(3,902,725)
Net deferred tax asset (liability)	$—	$—
The expected tax expense (benefit) based on the statutory rate is reconciled with actual tax expense benefit as follows:

	Year ended October 31, 2012	Year ended October 31, 2011
US Federal statutory rate	(34.00)%	(34.00)%
State income tax, net of federal benefit	(5.9)
Fair value of common stock warrant liability	(15.0)
Deferred tax adjustment	(39.3)
Change in valuation allowance	97.8	16.9
Other permanent differences	(6.5)	12.6%
Income tax provision (benefit)	(2.9)%	(4.5)%

Sale of Net Operating Losses (NOLs)

The Company may be eligible, from time to time, to receive cash from the sale of our Net Operating Losses under the State of New Jersey NOL Transfer Program. In February 2011, the Company received a net cash amount of $379,742 from the sale of our state net operating losses (“NOLs”) through the year ending October 31, 2009. In January 2012, the Company received a net cash amount of $346,787 from the sale of our state NOLs for the periods through October 31, 2010. In December 2012, the Company received notification that it will receive a net cash amount of approximately $725,000 from the sale of our state NOLs and R&D tax credits for the periods ended October 31, 2010 and 2011. These proceeds were received in January 2013.
In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on this assessment, management has established a full valuation allowance against all of the deferred tax assets for each period because it is more likely than not that all of the deferred tax assets will not be realized. The change in valuation allowance for the years ended October 31, 2012 and 2011 is $11,800,634 and $1,373,691, respectively.